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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                         DIRECTORS OF LNB BANCORP, INC.


         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Gary C. Smith his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of LNB Bancorp, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common shares and plan interests to be offered and sold under the Lorain National Bank Employees' 401(k) Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Lorain, Ohio, this 19th day of December, 2000.


/s/ Daniel P. Batista                                Director
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Daniel P. Batista

/s/ Robert M. Campana                                Director
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Robert M. Campana

/s/ Terry D. Goode                                   Director
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Terry D. Goode

/s/ Wellsley O. Gray                                 Director
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Wellsley O. Gray

/s/ James R. Herrick                                 Director
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James R. Herrick

/s/ James F. Kidd                                    Vice Chairman of the Board
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James F. Kidd                                        and Director

/s/ David M. Koethe                                  Director
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David M. Koethe

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
/s/ Benjamin G. Norton                               Director
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Benjamin G. Norton

/s/ Stanley G. Pijor                                 Chairman of the Board
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Stanley G. Pijor                                     and Director

/s/ Jeffrey F. Riddell                               Director
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Jeffrey F. Riddell
/s/ Thomas P. Ryan                                   Director, Executive Vice President
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Thomas P. Ryan                                       and Secretary

/s/ John W. Schaeffer, M. D.                         Director
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John W. Schaeffer, M.D.

/s/ Eugene M. Sofranko                               Director
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Eugene M. Sofranko

/s/ Leo Weingarten                                   Director
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Leo Weingarten